Exhibit 99.1

NewAmsterdam Pharma Announces Appointments of Mark C. McKenna and Wouter Joustra to its Board of Directors

Naarden, the Netherlands and Miami, USA; July 18, 2024 – NewAmsterdam Pharma Company N.V. (Nasdaq: NAMS or “NewAmsterdam” or the “Company”), a late-stage, clinical biopharmaceutical company developing oral, non-statin medicines for patients at risk of cardiovascular disease (“CVD”) with elevated low-density lipoprotein cholesterol (“LDL-C”), for whom existing therapies are not sufficiently effective or well-tolerated, today announced the appointments of Mark C. McKenna and Wouter Joustra to its Board of Directors. Mr. McKenna and Mr. Joustra have joined as temporary non-executive directors to fulfill vacant positions within the Board of Directors until their proposed appointment by the general meeting of shareholders at the next annual general meeting. Additionally, NewAmsterdam announced the departure of Sander Slootweg from its Board of Directors, effective July 16, 2024.

“On behalf of the NewAmsterdam team, we are delighted to welcome Wouter and Mark to our Board of Directors. Wouter’s strategic leadership of Forbion’s public market investment strategy and his history with NewAmsterdam will be valuable as we approach our expected pivotal Phase 3 data readouts from multiple ongoing clinical trials. Additionally, we look forward to leveraging Mark’s extraordinary career and deep experience in building world class organizations as we approach these expected milestones,” said Michael Davidson, M.D., Chief Executive Officer of NewAmsterdam. “The Board and I would like to express our collective gratitude to Sander for his contributions and dedication to the success of the organization. We wish him the best as he focuses his attention on venture investments at Forbion.”

Mr. McKenna brings over 20 years of pharmaceutical industry experience and executive leadership to NewAmsterdam’s Board. He is the founder, Chairman and Chief Executive Officer of Mirador Therapeutics, Inc., and currently serves as Chairman of the board of directors of Apogee Therapeutics, Inc. (Nasdaq: APGE) and a director at Spyre Therapeutics, Inc. (Nasdaq: SYRE). In addition, Mr. McKenna serves as a venture partner at Arch Venture Partners and Senior Advisor at Fairmount Funds. Previously, Mr. McKenna was President, Chief Executive Officer and Chairman of the Board of Directors of Prometheus Biosciences, Inc., which was acquired by Merck & Co., Inc. in June 2023 for approximately $10.8 billion. Earlier, Mr. McKenna was a corporate officer of Bausch Health and served as President of its subsidiary, Salix Pharmaceuticals, Inc. Prior to Salix Pharmaceuticals, Mr. McKenna spent more than a decade in various roles with Bausch + Lomb, also a division of Bausch Health, most recently as Senior Vice President and General Manager of its U.S. Vision Care business. Mr. McKenna was Ernst & Young’s Entrepreneur of the Year in 2023 and holds a B.S. in marketing from Arizona State University and an M.B.A. from Azusa Pacific University.

“Throughout my career, I have been fortunate to serve companies leading in innovation, witnessing firsthand the profound impact on patients and families,” said Mr. McKenna. “With multiple Phase 3 trial readouts on the horizon and an exemplary management team at the helm, I believe NewAmsterdam is well-positioned to make a significant impact on the CVD landscape. I am excited to collaborate with management and the Board to help the Company achieve its mission.”

Mr. Joustra brings multiple years of industry executive leadership, as well as deep capital markets and life sciences investment experience to NewAmsterdam. Mr. Joustra is a General Partner at Forbion, a leading global life sciences venture capital firm with deep expertise in Europe. At Forbion, Mr. Woustra’s responsibilities include deal origination, general portfolio management and divestment strategies, with a focus on Forbion’s Growth Opportunities Funds, which invests in late-stage life sciences companies. Prior to joining Forbion in 2019, Mr. Joustra was a Senior Trader and Executive Board member of the life sciences franchise at Kempen, a European boutique investment bank. In this role he managed the bank’s trading portfolio and was involved in deal structuring and equity capital markets transactions, and larger block trades.

Mr. Joustra previously served as a member of the board of directors of several companies, including: Gyroscope Therapeutics Holdings plc until its acquisition by Novartis AG in February 2022, VectivBio AG(Nasdaq: VECT) from December 2022 until its acquisition by Ironwood Pharmaceuticals, Inc. in December 2023, Aiolos Bio, Inc. until its acquisition by GSK plc in February 2024 and Forbion European Acquisition Corporation, a special purpose acquisition company, until its completion of the business combination with enGene Holdings Inc. in October 2023.

Currently Mr. Joustra serves on the board of directors of VectorY Therapeutics, Beacon Therapeutics and enGene Holdings Inc. (Nasdaq: ENGN). He holds an M.Sc. in Business Administration from the University of Groningen, and a B.Sc. in International Business and Management from this same university.

“I am excited to join the Board during this exciting time in NewAmsterdam’s history and to continue Forbion’s contribution to the Company,” said Mr. Joustra. “Based on clinical data to date, I believe obicetrapib has the potential to play a critical role in the lipid-lowering and CVD treatment landscapes for millions of patients globally, if approved. I have had the opportunity to work closely with the NewAmsterdam Board and the entire team for over 3 years and, together with the Forbion team, I am eager to continue supporting the Company’s important efforts to improve patient care.”

About NewAmsterdam

NewAmsterdam Pharma (Nasdaq: NAMS) is a late-stage biopharmaceutical company whose mission is to improve patient care in populations with metabolic diseases where currently approved therapies have not been adequate or well tolerated. We seek to fill a significant unmet need for a safe, well-tolerated and convenient LDL-lowering therapy. In multiple phase 3 studies, NewAmsterdam is investigating obicetrapib, an oral, low-dose and once-daily CETP inhibitor, alone or as a fixed-dose combination with ezetimibe, as LDL-C lowering therapies to be used as an adjunct to statin therapy for patients at risk of CVD with elevated LDL-C, for whom existing therapies are not sufficiently effective or well tolerated.

Forward-Looking Statements

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and strategic plans, the Company’s commercial opportunity, the therapeutic and curative potential of the Company’s product candidate, the Company’s clinical trials and the timing for enrolling patients, the timing and forums for announcing data, the achievement and timing of regulatory approvals, and plans for commercialization. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of the Company’s product candidate and the timing of expected regulatory and business milestones, including potential commercialization; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine and Israel-Hamas conflicts; the effects of competition on the Company’s future business; and those factors described in the Company’s public filings with the Securities Exchange Commission. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; ability to continue to source the raw materials for its product candidate. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Company Contact

Matthew Philippe

P: 1-917-882-7512

matthew.philippe@newamsterdampharma.com

Media Contact

Spectrum Science on behalf of NewAmsterdam

Bryan Blatstein

P: 1-917-714-2609

bblatstein@spectrumscience.com

Investor Contact

Precision AQ on behalf of NewAmsterdam

Austin Murtagh

P: 1-212-698-8696

austin.murtagh@precisionaq.com